UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2018

QUAINT OAK BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-52694	35-2293957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Knowles Avenue, Southampton, Pennsylvania 18966
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (215) 364-4059

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07          Submission of Matters to a Vote of Security Holders.

(a)          An Annual Meeting of Shareholders (the "Annual Meeting") of Quaint Oak Bancorp, Inc. (the "Company") was held on May 9, 2018.

(b)          There were 1,958,049 shares of common stock of the Company eligible to be voted at the Annual Meeting and 1,682,658 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Annual Meeting and the vote for each proposal were as follows:

1.	Election of directors for a three-year term expiring in 2021:

	Number of Votes
Name of Nominees	FOR	WITHHELD	BROKER NON-VOTES
Andrew E. DiPiero, Jr., Esq.	981,626	4,836	696,196
Robert J. Phillips	982,819	3,643	696,196

2.	To adopt the Quaint Oak Bancorp, Inc. 2018 Stock Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
816,104	111,058	59,300	696,196

3.	To ratify the appointment of S.R. Snodgrass, P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2018:

FOR	AGAINST	ABSTAIN
1,679,051	1,207	2,400

Each of the nominees was elected as a director, the proposal to approve the Company's 2018 Stock Incentive Plan was approved, and the proposal to ratify the appointment of S.R. Snodgrass, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018 was adopted by the shareholders of the Company at the Annual Meeting by the requisite affirmative vote.

(c)          Not applicable.
(d)          Not applicable.

Item 9.01          Financial Statements and Exhibits

(a)          Not applicable
(b)          Not applicable.
(c)          Not applicable.
(d)          The following exhibit is filed herewith.

Number	Description
10.1	Quaint Oak Bancorp, Inc. 2018 Stock Incentive Plan (1)
______________________
(1)	Incorporated by reference to Appendix A to the definitive proxy statement, dated April 6, 2018, filed by Quaint Oak Bancorp, Inc. with the SEC on April 6, 2018 (SEC File No. 000-52694).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUAINT OAK BANCORP, INC.

Date: May 17, 2018	By:	/s/ Robert T. Strong
Robert T. Strong President and Chief Executive Officer

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